UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 17, 2023
Crown Castle Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16441	76-0470458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8020 Katy Freeway, Houston, Texas 77024-1908
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (713) 570-3000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CCI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03—AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

As disclosed in Item 5.07 below, at the 2023 annual meeting of stockholders ("Annual Meeting") of Crown Caste Inc. ("Company"), the Company's stockholders approved an amendment to Article IX of the Company's Restated Certificate of Incorporation, as amended ("Charter"), to provide for exculpation of certain officers to the fullest extent permitted by the Delaware General Corporation Law. The Company's Board of Directors previously approved the amendment to the Charter subject to stockholder approval. The Charter amendment became effective upon the filing of the Certificate of Amendment of the Charter with the Secretary of State of the State of Delaware on May 17, 2023. The foregoing is qualified in its entirety by reference to the Certificate of Amendment of the Charter, which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

ITEM 5.07—SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the Annual Meeting held on May 17, 2023, the Company's stockholders (1) elected each of the ten nominees for director, to serve until the Company's next Annual Meeting and until their respective successors are duly elected and qualified, (2) ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for fiscal year 2023, (3) approved, on a non-binding, advisory basis, the compensation of the Company's named executive officers as described in the Company's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 3, 2023 for the Annual Meeting and (4) approved an amendment to the Charter regarding officer exculpation. The final voting results for each proposal submitted to a vote are set forth below:

1) Election of Directors:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
P. Robert Bartolo	366,303,799	8,027,103	547,127	19,771,680
Jay A. Brown	372,849,148	1,822,779	206,102	19,771,680
Cindy Christy	366,782,143	7,890,735	205,151	19,771,680
Ari Q. Fitzgerald	359,648,090	14,997,493	232,446	19,771,680
Andrea J. Goldsmith	371,150,649	3,521,738	205,642	19,771,680
Tammy K. Jones	365,449,196	9,220,806	208,027	19,771,680
Anthony J. Melone	366,179,514	8,466,039	232,476	19,771,680
W. Benjamin Moreland	371,361,366	3,314,443	202,220	19,771,680
Kevin A. Stephens	372,401,765	2,242,870	233,394	19,771,680
Matthew Thornton, III	366,391,027	8,252,205	234,797	19,771,680

2) The ratification of appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for fiscal year 2023:

Votes For	Votes Against	Abstentions	Broker Non-Votes
390,807,369	3,714,085	128,255	0

3) The non-binding, advisory vote to approve the compensation of the Company's named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
359,358,776	15,201,242	318,011	19,771,680

4) An amendment to the Charter regarding officer exculpation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
328,724,954	45,201,513	951,562	19,771,680

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits
Exhibit Index

Exhibit No.	Description
3.1*	Certificate of Amendment of Restated Certificate of Incorporation, as amended, of Crown Castle Inc., effective May 17, 2023
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

* Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INC.
By:	/s/ Edward B. Adams, Jr.
	Name:	Edward B. Adams, Jr.
	Title:	Executive Vice President and General Counsel
Date: May 17, 2023